SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 10, 2020

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ZN	Nasdaq Capital Market

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 10, 2020, Zion Oil & Gas, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting") at 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243 and by virtual Zoom Webinar. As of April 13, 2020, the record date for the 2020 Annual Meeting, there were 167,890,643 shares of common stock issued and outstanding. A quorum of common stockholders, present in person or by proxy, representing 122,598,340 shares of common stock was present at the 2020 Annual Meeting. The final voting results of the 2020 Annual Meeting are set forth below.

1.	Proposal to elect Class III Directors to serve until the 2023 Annual Meeting of Stockholders.

The Company’s common stockholders elected each of the Company’s four nominees for Class III Directors to serve a term of three years to expire at the 2023 Annual Meeting of stockholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Paul Oroian	57,100,267	639,363	61,713,467
William H. Avery	56,920,569	602,478	61,713,467
Virginia Prodan	56,591,574	633,834	61,713,467
Jeffrey Moskowitz	56,943,673	642,381	61,713,467

2.	Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 (“Common Stock”), that the Company is authorized to issue from 200 million to 400 million.

The Company’s common stockholders approved to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 (“Common Stock”), that the Company is authorized to issue from 200 million to 400 million as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
104,344,827	15,582,239	2,196,252	475,022

3.	Proposal to ratify the appointment of RBSM, LLP. as the Company's auditors for the year ending December 31, 2020.

The Company’s common stockholders ratified the appointment of RBSM, LLP. , as the Company's auditors for the year ending December 31, 2020, as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
117,022,787	809,547	4,766,006	0

4.	Proposal to approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers.

The Company’s common stockholders approved, in a nonbinding and advisory vote, the compensation of its named executive officers as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2020 for the 2020 Annual Meeting Proxy Statement, as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
54,634,815	4,239,786	2,010,273	61,713,467

5.	Proposal to approve the frequency of shareholder nonbinding advisory votes on executive compensation of the Company’s named executive officers.

The Company’s common stockholders approved 3 years as the frequency of shareholder nonbinding advisory votes on the compensation of its named executive officers as stated in the number of votes cast for each of 1 year, 2 years, and 3 years, as well as the number of abstentions as set forth below:

Votes For 3 Years	Votes For 2 Years	Votes For 1 Year	Abstain
39,878,249	4,776,509	12,936,137	3,293,978

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 11, 2020

Zion Oil and Gas, Inc.

By:	/s/ John M. Brown
John M. Brown
Chief Executive Officer

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